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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)            June 19, 1995
                                                  ----------------------------



                McNEIL REAL ESTATE FUND XII, Ltd.
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     (Exact name of registrant as specified in its charter)





     California                      0-10743               94-2717957
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(State or other jurisdiction of    (Commission          (I.R.S. Employer
incorporation  or organization)     File  Number)
Identification No.)




     13760 Noel Road, Suite 700, LB70, Dallas, Texas,    75240
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        (Address of principal executive offices)        (Zip code)




Registrant's telephone number, including area code      (214) 448-5800
                                                   ---------------------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 19, 1995, Sundance Apartments, a 496 unit apartment complex located in Wichita, Kansas, was sold to North American
Mortgage Investors, an unaffiliated buyer, for consideration of $45,000 and assumption of the three mortgage liens.

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                McNEIL REAL ESTATE FUND XII, Ltd.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                            McNEIL REAL ESTATE FUND XII, Ltd.



June  26, 1995               By: /s/ Brandon K. Flaming
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Date                           Brandon K. Flaming
                               Chief Accounting Officer of McNeil Real Estate
                                 Management, Inc.